UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pasaje Posta 4789, 6th Floor, Buenos Aires, Argentina C1430EKG
(Address of Principal Executive Offices) (Zip Code)

+54-11-4640-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.          Regulation FD Disclosure.

MercadoLibre, Inc. Guaranteed Senior Notes Offering

On January 4, 2021, MercadoLibre, Inc. (the “Company”, or “we”) issued a press release announcing the commencement of a proposed offering of guaranteed senior notes (the “Notes”), including a series of guaranteed senior sustainable notes (the “Sustainable Notes”), subject to market and other conditions. The Notes will be unsecured obligations of the Company and will be fully and unconditionally guaranteed by its subsidiaries MercadoLibre S.R.L., Ibazar.com Atividades de Internet Ltda., eBazar.com.br Ltda., Mercado Envios Servicos de Logistica Ltda., MercadoPago.com Representações Ltda., MercadoLibre Chile Ltda., MercadoLibre, S. de R.L. de C.V., DeRemate.com de México, S. de R.L. de C.V. and MercadoLibre Colombia Ltda. A copy of the press release is furnished as Exhibit 99.1.

The Company intends to use the net proceeds from the sale of the Sustainable Notes to finance or refinance, in whole or in part, one or more new or existing Eligible Projects, which are defined as investments and expenditures made by the Company or any of the Company’s subsidiaries after the issuance date of the Sustainable Notes or made by the Company or its subsidiaries in the 24 months prior to the issuance of the Sustainability Notes, that: (i) contribute to environmental objectives such as: clean transportation, land conservation and preservation, energy efficiency, renewable energy, green buildings and pollution prevention and control, (ii) aim to address or mitigate a specific social issue or seek to achieve positive social outcomes especially, but not exclusively, for one or more target populations or (iii) combine (i) and (ii).

The Company intends to use the net proceeds from the sale of Notes other than the Sustainable Notes for general corporate purposes. The Company has outstanding $880 million in aggregate principal amount of 2.00% Convertible Senior Notes Due 2028 (the “2028 Notes”), which are convertible to shares of common stock currently at a conversion price of $443.40 per share of common stock. The Company is considering entering into agreements to repurchase up to half the outstanding principal amount of the 2028 Notes at a substantial premium to their par value, as well as the possibility of entering into capped call transactions that would generally reduce the potential dilution upon conversion of the 2028 Notes. If the Company enters into these agreements, the use of proceeds of Notes other than the Sustainable Notes may include funding a portion of the price to repurchase 2028 Notes and the premium for capped calls.

Recent Developments

In connection with the launch of the Notes offering, the Company provided the following disclosure on recent developments.  The Company expects to announce its results for the fourth quarter of 2020 and for the full year 2020 on February 24, 2021. While not final, and subject to adjustment as the Company completes its review, its preliminary data indicates that the gross merchandise volume (GMV) on MercadoLibre Marketplace and the total payment volume (TPV) using MercadoPago, including marketplace and non-marketplace transactions, were both up significantly for the fourth quarter of 2020, as compared to the same period in the prior year, and for the full year 2020 as compared to 2019. The growth was partially driven by consumer behavior due to COVID-19 which may not continue in 2021.

Based on preliminary internal analysis, the Company expects that revenue growth for the fourth quarter of 2020, as compared to the same quarter in 2019, will be generally in line with recent quarters. The Company also expects continued improvement in income (loss) from operations, both in absolute terms and as a percentage of net revenues (operating margin), in each case comparing fourth quarter of 2020 to fourth quarter of 2019. This will result in a loss from operations for the fourth quarter of 2020, which will be smaller than for the fourth quarter of 2019. When compared to the third quarter of 2020, the expected decline in income (loss) from operations during the fourth quarter of 2020 is primarily driven by significant seasonal spending on logistics and marketing to drive revenue growth during the holiday shopping season.

The information provided above is preliminary, and our actual operating results for the fourth quarter and full year may materially differ from this information. The Company has not completed its quarter-end and year-end closing and review procedures, has not prepared its financial statements, and its auditors have not begun audit procedures; the information is subject to change as a result of those procedures.

* * *

A copy of the prospectus and preliminary prospectus supplement for the offering of the Notes may be obtained for free by visiting EDGAR on the SEC website at www.sec.gov or, alternatively, by calling BNP Paribas Securities Corp. at +1-800-854-5674, BofA Securities, Inc. at +1-800-294-1322, Citigroup Global Markets Inc. at +1-800-831-9146, Goldman Sachs & Co. LLC at +1-800-828-3182 or J.P. Morgan Securities LLC at +1-212-834-4533.

The information furnished with this Current Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2019, as amended by our Post-Effective Amendment No. 1 to Form 10-K, filed with the SEC on December 23, 2020, and quarterly reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, and any of MercadoLibre, Inc.’s other applicable filings with the SEC. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 4, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: January 4, 2021	By:	/s/ Pedro Arnt
	Name:	Pedro Arnt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 4, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.